Filed pursuant to Rule 497(e)

File No. 333-196273

USCF ETF TRUST - STOCK SPLIT INDEX FUND

Supplement dated September 24, 2014

to

Prospectus dated July 16, 2014

This supplement contains information, which amends, supplements or modifies certain information contained in the Prospectus of Stock Split Index Fund, a series of USCF ETF Trust, dated July 16, 2014. Please read it and keep it with your Prospectus for future reference.

The second paragraph under the “Principal Investment Strategies of the Fund” located on pages 2 and 3 of the prospectus is replaced with the following:

The Index is an equally-weighted index, rebalanced monthly, comprised of companies listed on a U.S. stock exchange (“U.S. Exchange”), such as the New York Stock Exchange (“NYSE”) and NASDAQ Global Market, that have recently announced a stock split, or have recently undergone a stock split of two new shares for every one existing share (or, in some cases, an exchange ratio of greater than two shares for one share). Under normal market circumstances, the Index will consist of 30 stocks. The Fund is non-diversified. The Index can consist of both domestic and foreign stock, as long as such stock is traded on a U.S. Exchange. The Index is comprised only of common stock. The Index is based on the model portfolio of the stocks of companies that have recently announced a stock split or have recently split as published each month in the “2 for 1 Newsletter” (the “Newsletter”). The Newsletter is an investment newsletter that publishes research and analysis, including a model portfolio (the “Model Portfolio”), on U.S. listed stock that have recently announced a split or have recently split. The Newsletter has been published monthly since 1996.

The second paragraph under “ADDITIONAL INVESTMENT OBJECTIVE, STRATEGY AND RISK INFORMATION – Investment Objective” located on page 10 of the prospectus is replaced with the following:

The Index is an equally-weighted index, rebalanced monthly, comprised of companies listed on a U.S. Exchange that have recently announced or have recently undergone a stock split of two new shares for every one existing share, or, in some cases, more than two shares for one share. The Index is based on a model portfolio (the “Model Portfolio”) comprised of stocks that have recently announced a split or have recently split. The Model Portfolio is published each month in the 2 for 1 Newsletter (the “Newsletter”), which has been published monthly since 1996 by Neil Macneale, Inc. (the “Index Provider”). Neither the Index Provider nor the Newsletter is a registered investment adviser.

The third paragraph on the last page of the prospectus is amended to replace the shareholder inquiry information with the following:

To make shareholder inquiries, for more detailed information on the Fund, or to request the SAI or annual or semi-annual shareholder reports, as applicable, free of charge, please:

Call:	1-800-920-0259

Monday through Friday

8:00 am – 8:00 pm (Eastern Time)

Write:	USCF ETF Trust

c/o ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

Visit:	www.stocksplitindexfund.com